ONcore Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated September 1, 2023

to the Prospectuses and

Updating Summary Prospectuses dated May 1, 2023

The following supplements the prospectuses and updating summary prospectuses dated May 1, 2023, as previously supplemented. Please read this supplement in conjunction with your prospectus and updating summary prospectus and retain it for future reference.

Name Change of Fund Available Under Your Contract

Effective on or about September 1, 2023, the name of the Lazard Retirement US Small-Mid Cap Equity Portfolio (the “Portfolio”) is being changed to the Lazard Retirement US Small Cap Equity Select Portfolio.

Accordingly, all references to the Portfolio in your prospectus and update notice are changed to reflect the name Lazard Retirement US Small Cap Equity Select Portfolio effective upon such change.

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